UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 8, 2011

BRIGHAM EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34224	75-2692967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6300 Bridgepoint Pkwy, Bldg. Two, Suite 500, Austin, Texas		78730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 427-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously announced, on October 17, 2011, Brigham Exploration Company, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Statoil ASA, a public limited liability company organized under the laws of the Kingdom of Norway (“Parent”), and Fargo Acquisition Inc., a Delaware corporation (“Merger Sub”) and an indirect wholly owned subsidiary of Parent, pursuant to which Merger Sub commenced an offer (the “Offer”) on October 28, 2011 to acquire all of the outstanding shares of the Company’s common stock, par value $0.01 per share (the “Shares”), for $36.50 per Share, net to the stockholders in cash (the “Offer Price”), without interest thereon and less any applicable withholding taxes.

The initial offering period for the Offer expired at 12:00 midnight, New York City time, at the end of Wednesday, November 30, 2011, and the subsequent offering period for the Offer expired at 12:00 midnight, New York City time, at the end of Wednesday, December 7, 2011 (the “Expiration Date”). On December 8, 2011, Parent and the Company issued a joint press release announcing that American Stock Transfer & Trust Company, LLC, the depositary for the Offer (the “Depositary”), had advised Parent and Purchaser that, as of the Expiration Date, approximately 109,400,459 Shares had been validly tendered and not validly withdrawn pursuant to the Offer, which, when combined with the 6,249,857 Shares that were purchased by Merger Sub from the Company on December 5, 2011, represent approximately 92.6% of the total outstanding Shares as of December 7, 2011.

On December 8, 2011, Parent and Merger Sub merged Merger Sub with and into the Company pursuant to the Merger Agreement and Delaware law (the “Merger”) by filing a Certificate of Merger with the Secretary of State of the State of Delaware.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Merger, the Company notified the NASDAQ Global Select Market (“NASDAQ”) on December 8, 2011 that, as of the effective time of the Merger, each Share then issued and outstanding (other than (i) Shares then owned by Parent, the Company or any of their respective direct or indirect wholly owned subsidiaries, and (ii) Shares that are held by any stockholders who properly demand appraisal in connection with the Merger) ceased to be issued and outstanding and were converted into the right to receive an amount in cash equal to the Offer Price (as defined in the Merger Agreement), without interest, and requested that NASDAQ file with the Securities and Exchange Commission a Notification of Removal from Listing and/or Registration under Section 12(b) on Form 25 to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended. Trading of Shares on the NASDAQ was suspended as of the close of trading on December 8, 2011.

The disclosure contained in the Introductory Note is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by the Company on October 21, 2011.

Item 3.03.	Material Modifications to Rights of Security Holders.

At the effective time of the Merger, each outstanding Share (other than (i) Shares then owned by Parent, the Company or any of their respective direct or indirect wholly owned subsidiaries, and (ii) Shares that are held by any stockholders who properly demand appraisal in connection with the Merger (the “Appraisal Shares”)) ceased to be issued and outstanding and was converted into the right to receive an amount in cash equal to the Offer Price (as defined in the Merger Agreement), without interest. From and after the effective date of the Merger, in accordance with Delaware law, holders of Appraisal Shares are no longer entitled to vote such Shares or to receive payment of any dividends or distributions payable to holders of record after the effective date.

The disclosure contained in the Introductory Note is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by the Company on October 21, 2011.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger and pursuant to the Merger Agreement, the directors of Merger Sub immediately prior to the effective time of the Merger, which consisted of Jason Nye, Kathy Kanocz, and Andrew Byron Winkle, became the only directors of the Company, each to hold office until their respective successors are duly elected or appointed and qualified or until their earlier respective deaths, resignations or removals from office.

The disclosure contained in the Introductory Note is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by the Company on October 21, 2011.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, effective upon the effective time of the Merger, the Company’s Certificate of Incorporation, as amended, was amended and restated to read in its entirety as set forth in Exhibit 3.1 hereto, which is incorporated herein by reference.

Pursuant to the Merger Agreement, effective upon the effective time of the Merger, the Company’s Bylaws were amended and restated to read in their entirety as set forth in Exhibit 3.2 hereto, which is incorporated herein by reference.

The disclosure contained in the Introductory Note is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by the Company on October 21, 2011.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this current report on Form 8-K:

Exhibit No.	Item

3.1	Amended and Restated Certificate of Incorporation of Brigham Exploration Company

3.2	Amended and Restated Bylaws of Brigham Exploration Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHAM EXPLORATION COMPANY

Date: December 14, 2011	By:	/s/ KARI A. POTTS
Name: Kari A. Potts
Title: General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Item

3.1	Amended and Restated Certificate of Incorporation of Brigham Exploration Company

3.2	Amended and Restated Bylaws of Brigham Exploration Company